Rule 497(e)

     File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated December 18, 2008

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective immediately, the Alger American LargeCap Growth Portfolio has changed its investment objective. As a result, effective immediately, the current description of such portfolio’s investment objective on page 12 of the Prospectus is deleted in its entirety and replaced with such portfolio’s new investment objective below:

“Alger American LargeCap Growth Portfolio – Class O Share seeks long-term capital appreciation. The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Portfolio invests at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will no longer purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 – 100 holdings.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.